                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

WHEREAS, the undersigned officers and directors of Wilshire Enterprises, Inc. (the "Company") desire to authorize S. Wilzig Izak to act as their attorneys-in-fact and agents, for the purpose of executing and filing a Registration Statement on Form S-8, including all amendments thereto,

               NOW, THEREFORE,

               KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Sherry Wilzig Izak his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering with the Securities and Exchange Commission an aggregate of 750,000 shares of Common Stock issuable pursuant to the Company's 2004 Stock Option and Incentive Plan and the Company's 2004 Non- Employee Director Stock Option Plan, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 16th day of June, 2004.

SIGNATURES                                         TITLE

/s/ S. Wilzig Izak
------------------
S. Wilzig Izak                           Chairman of the Board (Chief Executive
                                         Officer)

/s/ Miles Berger
----------------
Miles Berger                             Director

/s/ Milton Donnenberg
---------------------
Milton Donnenberg                        Director

/s/ Eric J. Schmertz, Esq.
--------------------------
Eric J. Schmertz, Esq.                   Director

/s/ Ernest Wachtel
------------------
Ernest Wachtel                           Director

/s/ W. Martin Willschick
------------------------
W. Martin Willschick                     Director

/s/ Philip Kupperman
---------------------
Philip Kupperman                         President and Chief Financial
                                         Officer

                                                          EXHIBIT 24.1 CONTINUED

                                POWER OF ATTORNEY

WHEREAS, the undersigned officers and directors of Wilshire Enterprises, Inc. (the "Company") desire to authorize S. Wilzig Izak to act as their attorneys-in-fact and agents, for the purpose of executing and filing a Registration Statement on Form S-8, including all amendments thereto,

               NOW, THEREFORE,

               KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Sherry Wilzig Izak his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering with the Securities and Exchange Commission an aggregate of 750,000 shares of Common Stock issuable pursuant to the Company's 2004 Stock Option and Incentive Plan and the Company's 2004 Non- Employee Director Stock Option Plan, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 1st day of July, 2004.


SIGNATURES                                       TITLE

/s/ Seth Ugelow
----------------
Seth Ugelow                              Chief Financial Officer


                                      II-8